Partners First Credit Card Master Trust
                             Monthly Trust Activity

A. Trust Level Activity
         Number of Days in Monthly Period                                                                                     30
         Beginning Principal Receivables Balance                                                                2,004,837,448.69
         Beginning Special Funding Account Balance                                                                          0.00
         Beginning Principal Receivables + SFA Balance                                                          2,004,837,448.69
         Beginning Finance Charge Receivables                                                                      56,645,603.63
         Beginning Total Receivables                                                                            2,061,483,052.32
         Special Funding Account Earnings                                                                                   0.00
         Finance Charge Collections                                                                                28,207,384.57
         Interest/Fee Reversals (Wachovia accounts only)                                                             -241,639.88
         Interchange Collections                                                                                    2,032,347.88
         Collection Account Investment Proceeds                                                                             0.00
         Recoveries treated as Finance Charge Collections                                                                   0.00
         Total Finance Charge Receivables Collections                                                              29,998,092.57
         Principal Receivables Collections                                                                        177,677,997.94
         Recoveries treated as Principal Collections                                                                  730,793.09
         Total Principal Receivables Collections                                                                  178,408,791.03
         Monthly Payment Rate (Principal plus Interest divided by Beg. Total Receivables)                                  9.99%
         Defaulted Amount (Net of Recoveries)                                                                      13,489,300.38
         Annualized Default Rate                                                                                           8.07%
         Trust Portfolio Yield                                                                                            17.96%
         Aggregate Account Addition or Removal (Y/N)?                                                                          N
         Date of Addition/Removal                                                                                            N/A
         Principal Receivables at the end of the day of Addition/Removal                                                     N/A
         SFA Balance at the end of the day of Addition/Removal                                                               N/A
         Principal Receivables + SFA Balance at the end of the day of Addition/Removal                                       N/A
         Ending Principal Receivables Balance                                                                   1,989,162,454.61
         Ending Special Funding Account (SFA) Balance                                                                       0.00
         Ending Principal Receivables + SFA Balance                                                             1,989,162,454.61
         Ending Finance Charge Receivables                                                                         61,326,823.28
         Ending Total Receivables                                                                               2,050,489,277.89
         Required Minimum Principal Balance                                                                     1,605,000,000.00

                    Partners First Credit Card Master Trust
                             Monthly Trust Activity

B. Series Allocations
                                                                  Total                  1998-2                  1998-3
         Group                                                                              1                       1
         Class A Beginning Invested Amount                      1,056,000,000.00          528,000,000.00          528,000,000.00
         Class B Beginning Invested Amount                        226,000,000.00          113,000,000.00          113,000,000.00
         Collateral Beginning Invested Amount                     134,000,000.00           67,000,000.00           67,000,000.00
         Class D Beginning Invested Amount                         84,000,000.00           42,000,000.00           42,000,000.00
         Total Beginning Invested Amount                        1,500,000,000.00          750,000,000.00          750,000,000.00
         Required Transferor Amount                               105,000,000.00           52,500,000.00           52,500,000.00
         Invested Amount + Req Transf Amount                    1,605,000,000.00          802,500,000.00          802,500,000.00
         Series Allocation Percentage                                    100.00%                  50.00%                  50.00%
         Series Allocable Finance Charge Collections               29,998,092.57           14,999,046.28           14,999,046.28
         Series Allocable Principal Collections                   178,408,791.03           89,204,395.51           89,204,395.51
         Series Allocable Defaulted Amounts                        13,489,300.38            6,744,650.19            6,744,650.19
         Series Allocable Servicing Fee                             2,500,000.00            1,250,000.00            1,250,000.00
         In Revolving Period?                                                                          Y                       Y
         Available for Principal Sharing Series                   143,576,297.07           71,788,148.54           71,788,148.54
         Principal Shortfall                                                0.00                    0.00                    0.00
         Allocation of Shared Principal Collections                         0.00                    0.00                    0.00
         Available for Excess Allocation Series                     2,528,076.11                    0.00            2,528,076.11
         Finance Charge Shortfall                                   7,750,576.07            7,750,576.07                    0.00
         Allocation of Excess Finance Charge Collections            2,528,076.11            2,528,076.11                    0.00


B. Series Allocations
         Amounts Due                                                                     1998-2                  1998-3
                             Transferor's Percentage                                              25.18%                  25.18%
                             Principal Allocation Percentage                                      74.82%                  74.82%
                             Floating Allocation Percentage                                       74.82%                  74.82%
                             Class A Certificate Rate                                           6.72125%                6.75125%
                             Class B Certificate Rate                                           6.93125%                6.98125%
                             CIA Certificate Rate                                               7.49625%                7.59625%
                             CIA Secured Loan Spread Rate                                       7.24625%                7.34625%
                             Class D Certificate Rate                                           0.00000%                0.00000%
                             Class A Interest                                               3,055,928.33            3,069,568.33
                             Class B Interest                                                 674,449.13              679,314.41
                             Collateral Monthly Interest                                      432,491.98              438,261.42
                             Class D Interest                                                       0.00                    0.00
                             Investor Monthly Interest                                      4,162,869.44            4,187,144.16
                             Investor Default Amount (Net of Recoveries)                    5,046,282.08            5,046,282.08
                             Interchange Collections                                          760,291.52              760,291.52
                             0.75% of Interchange                                             468,750.00              468,750.00
                             Servicer Interchange                                             468,750.00              468,750.00
                             Monthly Servicing Fee (Before Adjustments)                     1,250,000.00            1,250,000.00
                                 Interchange Adjustment                                             0.00                    0.00
                                 SFA Adjustment                                                     0.00                    0.00
                                 Previous Period Adjustment                                         0.00                    0.00
                             Total Monthly Servicing Fee (After all adjustments)            1,250,000.00            1,250,000.00

C. Calculation of Redirected Investor Finance Charge Collections ("Socialism")
                                                                 Group I                 1998-2                  1998-3
         Beginning Invested Amount (Month)                      1,500,000,000.00          750,000,000.00          750,000,000.00
         Finance Charge Collections                                22,444,282.89           11,222,141.45           11,222,141.45
         Investor Monthly Interest                                  8,350,013.60            4,162,869.44            4,187,144.16
         Investor Default Amount                                   10,092,564.16            5,046,282.08            5,046,282.08
         Monthly Servicing Fee                                      2,500,000.00            1,250,000.00            1,250,000.00
         Additional Amounts                                                 0.00                    0.00                    0.00
         Total Amount Due                                          20,942,577.76           10,459,151.52           10,483,426.24
         Group Excess?                                              Y
         Amount per 4.10(A)                                                                 4,162,869.44            4,187,144.16
         Amount per 4.10(B)           used in a                                             5,046,282.08            5,046,282.08
         Amount per 4.10(C)    shortfall scenario only                                      1,250,000.00            1,250,000.00
         Amount per 4.10(D)                                                                         0.00                    0.00
         Redirected Finance Charge Collections                     22,444,282.89           11,210,004.09           11,234,278.81
         Amount of funds redistributed per 4.10                                               -12,137.36               12,137.36

D. Trust Performance
         30-59 Days Delinquent                                                             35,512,675.49                   1.79%
         60-89 Days Delinquent                                                             23,446,641.33                   1.18%
         90+ Days Delinquent                                                               41,510,970.49                   2.09%
         Total 30+ Days Delinquent                                                        100,470,287.31                   5.05%

         THE FIRST NATIONAL BANK OF ATLANTA
         d/b/a Wachovia Bank Card Services
         as Servicer


           By:  Michael L. Scheuerman
         Title:  Senior Vice President

                    Partners First Credit Card Master Trust
                                 Series 1998-2

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                                   15-Sep-00
Current Payment Date                                16-Oct-00
Actual / 360 Days                                      31                31              31               31
30 / 360 Days                                          31                31              31               31
Fixed / Floating                                    Floating          Floating        Floating         Floating

                                                     Class A           Class B       Collateral        Class D           Total
                                                                                  Invested Amount
Certificate Rate                                      6.72125%          6.93125%        7.49625%         0.00000%
Secured Loan Spread Rate (Applies to CIA only)                                          7.24625%
Initial Balance                                 528,000,000.00    113,000,000.00   67,000,000.00    42,000,000.00    750,000,000.00
Required Transferor Amount                                                                                            52,500,000.00
Total Initial Amount                                                                                                 802,500,000.00

Beginning Outstanding Amount (Distribution)     528,000,000.00    113,000,000.00   67,000,000.00    42,000,000.00    750,000,000.00
Ending Outstanding Amount (Distribution)        528,000,000.00    113,000,000.00   67,000,000.00    42,000,000.00    750,000,000.00

Beginning Invested Amount (Distribution)        528,000,000.00    113,000,000.00   67,000,000.00    42,000,000.00    750,000,000.00
Ending Invested Amount (Distribution)           528,000,000.00    113,000,000.00   67,000,000.00    42,000,000.00    750,000,000.00

Beginning Adjusted Invested Amount
  (Distribution)                                528,000,000.00    113,000,000.00   67,000,000.00    42,000,000.00    750,000,000.00
Ending Adjusted Invested Amount
  (Distribution)                                528,000,000.00    113,000,000.00   67,000,000.00    42,000,000.00    750,000,000.00


Beginning Invested Amount (Month)               528,000,000.00    113,000,000.00   67,000,000.00    42,000,000.00    750,000,000.00
Ending Invested Amount (Month)                  528,000,000.00    113,000,000.00   67,000,000.00    42,000,000.00    750,000,000.00

Beginning Adjusted Invested Amount (Month)      528,000,000.00    113,000,000.00   67,000,000.00    42,000,000.00    750,000,000.00
Ending Adjusted Invested Amount (Month)         528,000,000.00    113,000,000.00   67,000,000.00    42,000,000.00    750,000,000.00

Principal Allocation Percentage                         70.40%            15.07%           8.93%            5.60%           100.00%
Floating Allocation Percentage                          70.40%            15.07%           8.93%            5.60%           100.00%
Principal Collections                            46,986,273.99     10,055,774.55    5,962,273.40     3,737,544.52     66,741,866.46
Redirected Finance Charge Collections             7,891,842.88      1,688,973.95    1,001,427.03       627,760.23     11,210,004.09
Reserve Account Proceeds not Retained                11,376.27          2,434.69        1,443.58           904.93         16,159.48
Redirected Finance Charge plus & Reserve Int.     7,903,219.15      1,691,408.64    1,002,870.61       628,665.16     11,226,163.57
Monthly Interest                                  3,055,928.33        674,449.13      432,491.98             0.00      4,162,869.44
Investor Default Amount (Net)                     3,552,582.58        760,306.50      450,801.20       282,591.80      5,046,282.08
Monthly Servicing Fee                               880,000.00        188,333.33      111,666.67        70,000.00      1,250,000.00
Total Due                                         7,488,510.91      1,623,088.96      994,959.85       352,591.80     10,459,151.52

Redirected Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                             11,226,163.57
Series Adjusted Portfolio Yield                                                                                               9.89%
Base Rate                                                                                                                     8.45%

                    Partners First Credit Card Master Trust
                                 Series 1998-2

Series Parameters
                            Revolving Period (Y/N)                                                                Y
                            Accumulation Period (Y/N)                                                             N
                            Early Amortization (Y/N)                                                              N
                            Controlled Accumulation Period                                                       6.00
                            FNBA is Servicer                                                                      Y
                            Paydown Excess CIA (Y/N)                                                              Y
                            Paydown Excess Class D (Y/N)                                                          Y
                            Controlled Accumulation Amount                                                       106,833,333.33
                            Controlled Deposit Amount                                                            106,833,333.33
                            Ending Controlled Deposit Amount Shortfalll                                                    0.00

Funding Accounts
                            Beginning Principal Funding Account Balance                                                    0.00
                            Principal Funding Account Deposit                                                              0.00
                            Principal Funding Account Withdrawal                                                           0.00
                            Ending Principal Funding Account Balance                                                       0.00
                            Principal Funding Investment Proceeds                                                          0.00

                            Yield Supplement Account Beginning Balance                                                     0.00
                            Yield Supplement Account Release                                                               0.00
                            Yield Supplement Account Ending Balance                                                        0.00

                            Reserve Account Beginning Balance                                                      3,205,000.00
                            Required Reserve Account Amount                                                        3,205,000.00
                            Available Reserve Account Amount                                                       3,205,000.00
                            Interest Retained in Reserve Account                                                           0.00
                            Funds Deposited into Reserve Account (out of Excess Spread)                                    0.00
                            Ending Reserve Account Balance                                                         3,205,000.00
                            Covered Amount                                                                                 0.00
                            Reserve Draw Amount                                                                            0.00


C. Certificate Balances and Distrubutions
                                                      Class A          Class B          CIA            Class D           Total
                               Beginning Balance  528,000,000.00   113,000,000.00  67,000,000.00    42,000,000.00   750,000,000.00
                          Interest Distributions    3,055,928.33       674,449.13     432,491.98             0.00     4,162,869.44
                                    PFA Deposits            0.00                                                              0.00
                         Principal Distributions            0.00             0.00           0.00             0.00             0.00
                             Total Distributions    3,055,928.33       674,449.13     432,491.98             0.00     4,162,869.44
                      Ending Certificate Balance  528,000,000.00   113,000,000.00  67,000,000.00    42,000,000.00   750,000,000.00
                                     Pool Factor         100.00%          100.00%        100.00%          100.00%
                   Total Distribution Per $1,000          5.7877           5.9686         6.4551           0.0000
                Interest Distribution Per $1,000          5.7877           5.9686         6.4551           0.0000
               Principal Distribution Per $1,000          0.0000           0.0000         0.0000           0.0000

                    Partners First Credit Card Master Trust
                                 Series 1998-2


D. Information regarding distributions on the Distribution Date in respect of the Class A
Certificates per $1,000 original certificate principal amount:

                          1 Total amount of the distribution:                                                              5.7877
                          2 Amount of the distribution in respect of Class A Monthly Interest:                             5.7877
                          3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:                   0.00
                          4 Amount of the distribution in respect of Class A Additional Interest:                            0.00
                          5 Amount of the distribution in respect of Class A Principal:                                      0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

                          1 Total amount of Class A Investor Charge-Offs:                                                    0.00
                          2 Amount of Class A Investor Charge-Offs                                                           0.00
                            per $1,000 original certificate principal amount:
                          3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                              0.00
                          4 Amount reimbursed in respect of Class A Investor Charge-Offs                                     0.00
                            per $1,000 original certificate principal amount:
                          5 The amount, if any, by which the outstanding principal                                           0.00
                            balance of the Class A Certificate exceeds the Class A Invested
                            Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                          1 The total amount of the distribution:                                                          5.9686
                          2 Amount of the distribution in respect of Class B monthly interest:                             5.9686
                          3 Amount of the distribution in respect of Class B outstanding monthly interest:                   0.00
                          4 Amount of the distribution in respect of Class B additional interest:                            0.00
                          5 Amount of the distribution in respect of Class B principal:                                      0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                          1 The amount of reductions in Class B Invested Amount                                              0.00
                          2 The amount of reductions in the Class B Invested Amount set forth in                             0.00
                            paragraph 1 above, per $1,000 original certificate principal amount:
                          3 The total amount reimbursed in respect of such reductions                                        0.00
                            in the Class B Invested Amount:
                          4 The total amount set forth in paragraph 3 above, per $1,000                                      0.00
                            original certificate principal amount:
                          5 The amount, if any, by which the outstanding principal balance                                   0.00
                             of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                    Partners First Credit Card Master Trust
                                 Series 1998-2

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

       1 Total amount distributed to the Collateral Interest Holder:                                               432,491.98
       2 Amount distributed in respect of Collateral Monthly Interest:                                             432,491.98
       3 Amount distributed in respect of Collateral Additional Interest:                                                0.00
       4 The amount distributed to the Collateral Interest Holder in respect                                             0.00
         of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

       1 The amount of reductions in the Collateral Invested Amount.                                                     0.00
       2 The total amount reimbursed in respect of such reductions in the                                                0.00
         Collateral Invested Amount

J.   Finance Charge Shortfall Amount/Reallocated Finance Charge Collections
      1 Finance Charge Collections Allocated to Series 1998-2 (incl.YSA,
          Res Draw & Int and PFA Proceeds)                                                                      11,226,163.57
      2 Full amount required to be paid pursuant to sections 4.5 and 4.7
          (excl. Spread Acct.)                                                                                  10,459,151.52
      3 Spread Account Requirement per Loan Agreement                                                            8,517,588.12
      4 Finance Charge Shortfall                                                                                 7,750,576.07
      5 Available for Other Excess Allocation Series                                                                     0.00

K. Application of Reallocated Investor Finance Charge Collections.

                                                        Available             Due                  Paid           Shortfall
       1 Allocated Class A Available Funds            7,903,219.15
         a Reserve Account Release                            0.00
         b PFA Investment Earnings                            0.00
         c Class A Available Funds                    7,903,219.15

       2 Class A Available Funds                      7,903,219.15
         a Class A Monthly Interest                                      3,055,928.33     3,055,928.33              0.00
         b Class A Servicing Fee                                           880,000.00       880,000.00              0.00
         c Class A Investor Default Amount                               3,552,582.58     3,552,582.58              0.00
         d Class A Excess                               414,708.24

       3 Class B Available Funds                      1,691,408.64
         a Class B Monthly Interest                                        674,449.13       674,449.13              0.00
         b Class B Servicing Fee                                           188,333.33       188,333.33              0.00
         c Class B Excess                               828,626.18

       4 Collateral Available Funds                   1,002,870.61
         a Collateral Servicing Fee                                        111,666.67       111,666.67              0.00
         b Collateral Excess                            891,203.95

       5 Class D Available Funds                        628,665.16
         a Class D Servicing Fee                                            70,000.00        70,000.00              0.00
         b Class D Excess                               558,665.16

       6 Total Excess Spread                          2,693,203.52

                    Partners First Credit Card Master Trust
                                 Series 1998-2

L. Application of Excess Spread and Excess Finance
     Charge Collections
                                                       Available                   Due                  Paid           Shortfall
        1 Available Excess Spread                     2,693,203.52
        2 Excess Fin Charge Coll                      2,528,076.11
               from Other Series
        3 Available Funds                             5,221,279.63
        4 Class A Required Amount
          a Interest                                                                   0.00             0.00              0.00
          b Servicing Fee                                                              0.00             0.00              0.00
          c Defaults                                                                   0.00             0.00              0.00
        5 Class A Charge Offs not Previously
               Reimbursed                                                              0.00             0.00              0.00
       6a Class B Required Amount in accordance with
               4.5(b)(i)(ii)
          a Interest                                                                   0.00             0.00              0.00
          b Servicing Fee                                                              0.00             0.00              0.00
       6b Class B Default Amount                                                 760,306.50       760,306.50              0.00
        7 Reductions in Class B not previously
               reimbursed                                                              0.00             0.00              0.00
        8 Monthly Servicing Fee Shortfalls                                             0.00             0.00              0.00
        9 Collateral Monthly Interest                                            432,491.98       432,491.98              0.00
       10 Collateral Default Amount                                              450,801.20       450,801.20              0.00
       11 Reductions in CIA not previously
               reimbursed                                                              0.00             0.00              0.00
       12 Reserve Account Deposit                                                      0.00             0.00              0.00
       13 Class D Monthly Interest                                                     0.00             0.00              0.00
       14 Class D Default Amount                                                 282,591.80       282,591.80              0.00
       15 Reductions in Class D not previously
               reimbursed                                                              0.00             0.00              0.00
       16 Other CIA Amounts Owed                                               8,517,588.12     3,295,088.15      5,222,499.96
       17 Excess Fin Coll for Other Series                                             0.00             0.00              0.00
       18 Excess Spread (after reallocation)          3,295,088.15
       19 Writedowns
                                                         Total             Redirected Principal      Charge-Offs
                            a Class A                         0.00                     0.00             0.00
                              in respect of A                                                           0.00
                            b Class B                         0.00                     0.00             0.00
                              in respect of A                                                           0.00
                              in respect of B                                                           0.00
                            c CIA                             0.00                     0.00             0.00
                              in respect of A                                                           0.00
                              in respect of B                                                           0.00
                              in respect of CIA                                                         0.00
                            d Class D                         0.00                     0.00             0.00
                              in respect of A                                                           0.00
                              in respect of B                                                           0.00
                              in respect of CIA                                                         0.00
                              in respect of D                                                           0.00

M. Application of Redirected Principal Collections
                                                                          Available               Due           Paid       Shortfall
                          1 Redirected Principal Collections             19,755,592.47
                          2 Class A Required Amount
                            a Interest                                                                0.00       0.00          0.00
                            b Servicing Fee                                                           0.00       0.00          0.00
                            c Defaults                                                                0.00       0.00          0.00
                          3 Class B Required Amount
                            a Interest                                                                0.00       0.00          0.00
                            b Servicing Fee                                                           0.00       0.00          0.00
                            c Defaults                                                                0.00       0.00          0.00
                          4 Collateral Required Amount
                            a Interest                                                                0.00       0.00          0.00
                            b Servicing Fee                                                           0.00       0.00          0.00
                            c Defaults                                                                0.00       0.00          0.00
                          5 Available for Available Principal
                              Collections                                 19,755,592.47

N.  Principal Shortfall Amount/Shared Principal Collections
                          1 Principal Allocation % of the Series
                              1998-2 Allocable Principal Collections                         66,741,866.46
                          2 Other amounts treated as Principal
                              Collections per Section 4.5 & 4.7                               5,046,282.08
                          3 Full amount required to be distributed
                              pursuant to Section 4.5                                                 0.00
                          4 Principal required to fund the Required
                              Amount per Section 4.8                                                  0.00
                          5 Principal Shortfall                                                       0.00
                          6 Available for Shared
                              Principal Collections                                          71,788,148.54

                    Partners First Credit Card Master Trust
                                 Series 1998-2





O. Available Principal Collections
                          1 Available Principal Collections (per the definition thereof)          71,788,148.54
                          2 Principal Collections allocation to other Principal
                              Sharing Series                                                               0.00
                          3 Available Principal Collections (after Sharing)                       71,788,148.54

P. Application of Principal Collections during Revolving Period

                          1 Available Principal Collections                                       71,788,148.54

                          2 Collateral Invested Amount                                            67,000,000.00
                          3 Required Collateral Invested Amount                                   67,000,000.00
                          4 Amount used to pay Excess CIA                                                  0.00

                          5 Available Principal Collections                                       71,788,148.54
                          6 Class D                                                               42,000,000.00
                          7 Required Class D                                                      42,000,000.00
                          8 Amount used to pay Excess Class D                                              0.00

Q. Application of Principal Collections during the Accumulation Period

                          1 Available Principal Collections                                                0.00
                          2 Controlled Deposit Amount                                                      0.00
                          3 Class A Adjusted Invested Amount + Class B Adjusted
                              Invested Amount                                                    641,000,000.00
                          4 Principal Funding Account Deposit (minimum of items
                              1, 2 & 3 above)                                                              0.00
                          5 Required Enhancement Amount                                            $108,750,000

                          6 Remaining Principal Collections Available                                      0.00
                          7 Remaining Collateral Invested Amount                                  67,000,000.00
                          8 Collateral Monthly Principal (Principal paid to
                              CIA)  (min of items a & b below)                                             0.00
                                              a Excess of CIA and Class D over
                                                  Required Enhancement Amt                           250,000.00
                                              b Excess of Available Principal
                                                  Collections over PFA deposit                             0.00

                          9 Remaining Principal Collections Available                                      0.00
                         10 Remaining Class D Amount                                              42,000,000.00
                         11 Principal Paid to Class D                                                      0.00

                    Partners First Credit Card Master Trust
                                 Series 1998-2


R. Application of Principal Collections during Early Amortization Period

                          1 Available Principal Collections                                                0.00
                                              a Remaining Class A Adjusted
                                                  Invested Amount                                528,000,000.00
                                              b Principal Paid to Class A -
                                                  Current Period's Collections                             0.00
                                              c Principal Paid to Class A -
                                                  PFA per 5.1                                              0.00
                                              d Total Principal Paid to Class A                            0.00

                          2 Remaining Principal Collections Available                                      0.00
                                              a Remaining Class B Adjusted
                                                  Invested Amount                                113,000,000.00
                                              b Principal Paid to Class B -
                                                  Current Period's Collections                             0.00
                                              c Principal Paid to Class B -
                                                  PFA per 5.1                                              0.00
                                              d Total Principal Paid to Class B                            0.00

                          3 Remaining Principal Collections Available                                      0.00
                                              a Remaining Collateral Invested
                                                  Amount                                          67,000,000.00
                                              b Principal Paid to CIA                                      0.00

                          4 Remaining Principal Collections Available                                      0.00
                                              a Remaining Class D Amount                          42,000,000.00
                                              b Principal Paid to Class D                                  0.00

S. Yield and Base Rate

                          1 Base Rate
                                              a Current Monthly Period                                    8.45%
                                              b Prior Monthly Period                                      8.44%
                                              c Second Prior Monthly Period                               8.46%

                            Three Month Average Base Rate                                                                  8.45%

                          2 Series Adjusted Portfolio Yield
                                              a Current Monthly Period                                    9.89%
                                              b Prior Monthly Period                                     11.25%
                                              c Second Prior Monthly Period                              10.04%

                            Three Month Average Series Adjusted Portfolio Yield                                           10.39%

                          3 Excess Spread
                                              a Current Monthly Period                                    1.44%
                                              b Prior Monthly Period                                      2.80%
                                              c Second Prior Monthly Period                               1.58%

                            Three Month Average Excess Spread                                                              1.94%

                    Partners First Credit Card Master Trust
                                  Series 1998-3


A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                                     15-Sep-00
Current Payment Date                                  16-Oct-00
Actual / 360 Days                                        31                 31                       31                   31
30 / 360 Days                                            31                 31                       31                   31
Fixed / Floating                                      Floating           Floating                 Floating             Floating

                                                    Class A            Class B      Collateral Invested     Class D        Total
                                                                                               Amount
Certificate Rate                                          6.75125%        6.98125%        7.59625%        0.00000%
Secured Loan Spread Rate (Applies to CIA only)                                            7.34625%
Initial Balance                                     528,000,000.00  113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00
Required Transferor Amount                                                                                            52,500,000.00
Total Initial Amount                                                                                                 802,500,000.00

Beginning Outstanding Amount (Distribution)         528,000,000.00  113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00
Ending Outstanding Amount (Distribution)            528,000,000.00  113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00

Beginning Invested Amount (Distribution)            528,000,000.00  113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00
Ending Invested Amount (Distribution)               528,000,000.00  113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00

Beginning Adjusted Invested Amount (Distribution)   528,000,000.00  113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00
Ending Adjusted Invested Amount (Distribution)      528,000,000.00  113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00


Beginning Invested Amount (Month)                   528,000,000.00  113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00
Ending Invested Amount (Month)                      528,000,000.00  113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00

Beginning Adjusted Invested Amount (Month)          528,000,000.00  113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00
Ending Adjusted Invested Amount (Month)             528,000,000.00  113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00

Principal Allocation Percentage                             70.40%          15.07%           8.93%           5.60%          100.00%
Floating Allocation Percentage                              70.40%          15.07%           8.93%           5.60%          100.00%
Principal Collections                                46,986,273.99   10,055,774.55    5,962,273.40    3,737,544.52    66,741,866.46
Redirected Finance Charge Collections                 7,908,932.28    1,692,631.34    1,003,595.57      629,119.61    11,234,278.81
Reserve Account Proceeds not Retained                         0.00            0.00            0.00            0.00             0.00
Redirected Finance Charge plus Reserve Int.           7,908,932.28    1,692,631.34    1,003,595.57      629,119.61    11,234,278.81
Monthly Interest                                      3,069,568.33      679,314.41      438,261.42            0.00     4,187,144.16
Investor Default Amount (Net)                         3,552,582.58      760,306.50      450,801.20      282,591.80     5,046,282.08
Monthly Servicing Fee                                   880,000.00      188,333.33      111,666.67       70,000.00     1,250,000.00
Total Due                                             7,502,150.91    1,627,954.24    1,000,729.29      352,591.80    10,483,426.24

Redirected Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                             11,234,278.81
Series Adjusted Portfolio Yield                                                                                               9.90%
Base Rate                                                                                                                     8.48%

                    Partners First Credit Card Master Trust
                                  Series 1998-3

Series Parameters
                            Revolving Period (Y/N)                                                               Y
                            Accumulation Period (Y/N)                                                            N
                            Early Amortization (Y/N)                                                             N
                            Controlled Accumulation Period                                                     12.00
                            FNBA is Servicer                                                                     Y
                            Paydown Excess CIA (Y/N)                                                             Y
                            Paydown Excess Class D (Y/N)                                                         Y
                            Controlled Accumulation Amount                                                       53,416,666.67
                            Controlled Deposit Amount                                                            53,416,666.67
                            Ending Controlled Deposit Amount Shortfalll                                                   0.00

Funding Accounts
                            Beginning Principal Funding Account Balance                                                   0.00
                            Principal Funding Account Deposit                                                             0.00
                            Principal Funding Account Withdrawal                                                          0.00
                            Ending Principal Funding Account Balance                                                      0.00
                            Principal Funding Investment Proceeds                                                         0.00

                            Yield Supplement Account Beginning Balance                                                    0.00
                            Yield Supplement Account Release                                                              0.00
                            Yield Supplement Account Ending Balance                                                       0.00

                            Reserve Account Beginning Balance                                                             0.00
                            Required Reserve Account Amount                                                               0.00
                            Available Reserve Account Amount                                                              0.00
                            Interest Retained in Reserve Account                                                          0.00
                            Funds Deposited into Reserve Account (out of Excess Spread)                                   0.00
                            Ending Reserve Account Balance                                                                0.00
                            Covered Amount                                                                                0.00
                            Reserve Draw Amount                                                                           0.00

C. Certificate Balances and Distrubutions
                                                 Class A             Class B          CIA                Class D           Total
                             Beginning Balance    528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00
                        Interest Distributions      3,069,568.33       679,314.41      438,261.42            0.00     4,187,144.16
                                  PFA Deposits              0.00                                                              0.00
                       Principal Distributions              0.00             0.00            0.00            0.00             0.00
                           Total Distributions      3,069,568.33       679,314.41      438,261.42            0.00     4,187,144.16
                    Ending Certificate Balance    528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00
                                   Pool Factor           100.00%          100.00%         100.00%         100.00%
                 Total Distribution Per $1,000           5.8136           6.0116          6.5412          0.0000
              Interest Distribution Per $1,000           5.8136           6.0116          6.5412          0.0000
             Principal Distribution Per $1,000           0.0000           0.0000          0.0000          0.0000

                    Partners First Credit Card Master Trust
                                  Series 1998-3


D. Information regarding distributions on the Distribution Date in respect of the Class A
Certificates per $1,000 original certificate principal amount:

                          1 Total amount of the distribution:                                                     5.8136
                          2 Amount of the distribution in respect of Class A Monthly Interest:                    5.8136
                          3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:          0.00
                          4 Amount of the distribution in respect of Class A Additional Interest:                   0.00
                          5 Amount of the distribution in respect of Class A Principal:                             0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

                          1 Total amount of Class A Investor Charge-Offs:                                           0.00
                          2 Amount of Class A Investor Charge-Offs                                                  0.00
                            per $1,000 original certificate principal amount:
                          3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                     0.00
                          4 Amount reimbursed in respect of Class A Investor Charge-Offs                            0.00
                            per $1,000 original certificate principal amount:
                          5 The amount, if any, by which the outstanding principal                                  0.00
                            balance of the Class A Certificate exceeds the Class A Invested
                            Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                          1 The total amount of the distribution:                                                 6.0116
                          2 Amount of the distribution in respect of Class B monthly interest:                    6.0116
                          3 Amount of the distribution in respect of Class B outstanding monthly interest:          0.00
                          4 Amount of the distribution in respect of Class B additional interest:                   0.00
                          5 Amount of the distribution in respect of Class B principal:                             0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                          1 The amount of reductions in Class B Invested Amount                                     0.00
                          2 The amount of reductions in the Class B Invested Amount set forth in                    0.00
                            paragraph 1 above, per $1,000 original certificate principal amount:
                          3 The total amount reimbursed in respect of such reductions                               0.00
                            in the Class B Invested Amount:
                          4 The total amount set forth in paragraph 3 above, per $1,000                             0.00
                            original certificate principal amount:
                          5 The amount, if any, by which the outstanding principal balance                          0.00
                             of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:


                    Partners First Credit Card Master Trust
                                  Series 1998-3


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

              1 Total amount distributed to the Collateral Interest Holder:                                             438,261.42
              2 Amount distributed in respect of Collateral Monthly Interest:                                           438,261.42
              3 Amount distributed in respect of Collateral Additional Interest:                                              0.00
              4 The amount distributed to the Collateral Interest Holder in respect                                           0.00
                of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

              1 The amount of reductions in the Collateral Invested Amount.                                                   0.00
              2 The total amount reimbursed in respect of such reductions in the                                              0.00
                Collateral Invested Amount

J.   Finance Charge Shortfall Amount/Reallocated Finance Charge Collections
              1 Finance Charge Collections Allocated to Series 1998-3 (incl. YSA, Res Draw & Int and PFA Proceeds)   11,234,278.81
              2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl. Spread Acct.)                 10,483,426.24
              3 Spread Account Requirement per Loan Agreement                                                        -1,777,223.54
              4 Finance Charge Shortfall                                                                                      0.00
              5 Available for Other Excess Allocation Series                                                          2,528,076.11

K. Application of Reallocated Investor Finance Charge Collections.

                                                         Available          Due                 Paid          Shortfall
              1 Allocated Class A Available Funds         7,908,932.28
                a Reserve Account Release                         0.00
                b PFA Investment Earnings                         0.00
                c Class A Available Funds                 7,908,932.28

              2 Class A Available Funds                   7,908,932.28
                a Class A Monthly Interest                                 3,069,568.33    3,069,568.33             0.00
                b Class A Servicing Fee                                      880,000.00      880,000.00             0.00
                c Class A Investor Default Amount                          3,552,582.58    3,552,582.58             0.00
                d Class A Excess                            406,781.37

              3 Class B Available Funds                   1,692,631.34
                a Class B Monthly Interest                                   679,314.41      679,314.41             0.00
                b Class B Servicing Fee                                      188,333.33      188,333.33             0.00
                c Class B Excess                            824,983.60

              4 Collateral Available Funds                1,003,595.57
                a Collateral Servicing Fee                                   111,666.67      111,666.67             0.00
                b Collateral Excess                         891,928.91

              5 Class D Available Funds                     629,119.61
                a Class D Servicing Fee                                       70,000.00       70,000.00             0.00
                b Class D Excess                            559,119.61

              6 Total Excess Spread                       2,682,813.48


                    Partners First Credit Card Master Trust
                                  Series 1998-3

L. Application of Excess Spread and Excess Finance Charge Collections
                                                                          Available           Due              Paid       Shortfall
              1 Available Excess Spread                                     2,682,813.48
              2 Excess Fin Charge Coll                                              0.00
                     from Other Series
              3 Available Funds                                             2,682,813.48
              4 Class A Required Amount
                a Interest                                                                         0.00         0.00           0.00
                b Servicing Fee                                                                    0.00         0.00           0.00
                c Defaults                                                                         0.00         0.00           0.00
              5 Class A Charge Offs not Previously Reimbursed                                      0.00         0.00           0.00
             6a Class B Required Amount in accordance with 4.5(b)(i)(ii)
                a Interest                                                                         0.00         0.00           0.00
                b Servicing Fee                                                                    0.00         0.00           0.00
             6b Class B Default Amount                                                       760,306.50   760,306.50           0.00
              7 Reductions in Class B not previously reimbursed                                    0.00         0.00           0.00
              8 Monthly Servicing Fee Shortfalls                                                   0.00         0.00           0.00
              9 Collateral Monthly Interest                                                  438,261.42   438,261.42           0.00
             10 Collateral Default Amount                                                    450,801.20   450,801.20           0.00
             11 Reductions in CIA not previously reimbursed                                        0.00         0.00           0.00
             12 Reserve Account Deposit                                                            0.00         0.00           0.00
             13 Class D Monthly Interest                                                           0.00         0.00           0.00
             14 Class D Default Amount                                                       282,591.80   282,591.80           0.00
             15 Reductions in Class D not previously reimbursed                                    0.00         0.00           0.00
             16 Other CIA Amounts Owed                                                             0.00         0.00           0.00
             17 Excess Fin Coll for Other Series                                           2,528,076.11   750,852.57   1,777,223.54
             18 Excess Spread (after reallocation)                            750,852.57
             19 Writedowns
                                                                          Total            Redirected Principal      Charge-Offs
                                 a Class A                                          0.00                      0.00            0.00
                                   in respect of A                                                                            0.00
                                 b Class B                                          0.00                      0.00            0.00
                                   in respect of A                                                                            0.00
                                   in respect of B                                                                            0.00
                                 c CIA                                              0.00                      0.00            0.00
                                   in respect of A                                                                            0.00
                                   in respect of B                                                                            0.00
                                   in respect of CIA                                                                          0.00
                                 d Class D                                          0.00                      0.00            0.00
                                   in respect of A                                                                            0.00
                                   in respect of B                                                                            0.00
                                   in respect of CIA                                                                          0.00
                                   in respect of D                                                                            0.00

M. Application of Redirected Principal Collections
                                                                     Available       Due                  Paid          Shortfall
                1 Redirected Principal Collections                19,755,592.47
                2 Class A Required Amount
                  a Interest                                                             0.00            0.00             0.00
                  b Servicing Fee                                                        0.00            0.00             0.00
                  c Defaults                                                             0.00            0.00             0.00
                3 Class B Required Amount
                  a Interest                                                             0.00            0.00             0.00
                  b Servicing Fee                                                        0.00            0.00             0.00
                  c Defaults                                                             0.00            0.00             0.00
                4 Collateral Required Amount
                  a Interest                                                             0.00            0.00             0.00
                  b Servicing Fee                                                        0.00            0.00             0.00
                  c Defaults                                                             0.00            0.00             0.00
                5 Available for Available Principal Collections   19,755,592.47

N.  Principal Shortfall Amount/Shared Principal Collections
                 1 Principal Allocation % of the Series 1998-3 Allocable Principal Collections          66,741,866.46
                 2 Other amounts treated as Principal Collections per Section 4.5 & 4.7                  5,046,282.08
                 3 Full amount required to be distributed pursuant to Section 4.5                                0.00
                 4 Principal required to fund the Required Amount per Section 4.8                                0.00
                 5 Principal Shortfall                                                                           0.00
                 6 Available for Shared Principal Collections                                           71,788,148.54

                    Partners First Credit Card Master Trust
                                  Series 1998-3

O. Available Principal Collections
                          1 Available Principal Collections (per the definition thereof)                         71,788,148.54
                          2 Principal Collections allocation to other Principal Sharing Series                            0.00
                          3 Available Principal Collections (after Sharing)                                      71,788,148.54

P. Application of Principal Collections during Revolving Period

                          1 Available Principal Collections                                                      71,788,148.54

                          2 Collateral Invested Amount                                                           67,000,000.00
                          3 Required Collateral Invested Amount                                                  67,000,000.00
                          4 Amount used to pay Excess CIA                                                                 0.00

                          5 Available Principal Collections                                                      71,788,148.54
                          6 Class D                                                                              42,000,000.00
                          7 Required Class D                                                                     42,000,000.00
                          8 Amount used to pay Excess Class D                                                             0.00

Q. Application of Principal Collections during the Accumulation Period

                          1 Available Principal Collections                                                               0.00
                          2 Controlled Deposit Amount                                                                     0.00
                          3 Class A Adjusted Invested Amount + Class B Adjusted Invested Amount                 641,000,000.00
                          4 Principal Funding Account Deposit (minimum of items 1, 2 & 3 above)                           0.00
                          5 Required Enhancement Amount                                                           $108,750,000

                          6 Remaining Principal Collections Available                                                     0.00
                          7 Remaining Collateral Invested Amount                                                 67,000,000.00
                          8 Collateral Monthly Principal (Principal paid to CIA)  (min of items a & b below)              0.00
                                             a Excess of CIA and Class D over Required Enhancement Amt              250,000.00
                                             b Excess of Available Principal Collections over PFA deposit                 0.00

                          9 Remaining Principal Collections Available                                                     0.00
                         10 Remaining Class D Amount                                                             42,000,000.00
                         11 Principal Paid to Class D                                                                     0.00


                    Partners First Credit Card Master Trust
                                  Series 1998-3

R. Application of Principal Collections during Early Amortization Period

                          1 Available Principal Collections                                                           0.00
                                             a Remaining Class A Adjusted Invested Amount                   528,000,000.00
                                             b Principal Paid to Class A - Current Period's Collections               0.00
                                             c Principal Paid to Class A - PFA per 5.1                                0.00
                                             d Total Principal Paid to Class A                                        0.00

                          2 Remaining Principal Collections Available                                                 0.00
                                             a Remaining Class B Adjusted Invested Amount                   113,000,000.00
                                             b Principal Paid to Class B - Current Period's Collections               0.00
                                             c Principal Paid to Class B - PFA per 5.1                                0.00
                                             d Total Principal Paid to Class B                                        0.00

                          3 Remaining Principal Collections Available                                                 0.00
                                             a Remaining Collateral Invested Amount                          67,000,000.00
                                             b Principal Paid to CIA                                                  0.00

                          4 Remaining Principal Collections Available                                                 0.00
                                             a Remaining Class D Amount                                      42,000,000.00
                                             b Principal Paid to Class D                                              0.00

S. Yield and Base Rate

                          1 Base Rate
                                             a Current Monthly Period                                                8.48%
                                             b Prior Monthly Period                                                  8.48%
                                             c Second Prior Monthly Period                                           8.49%

                            Three Month Average Base Rate                                                                    8.48%

                          2 Series Adjusted Portfolio Yield
                                             a Current Monthly Period                                                9.90%
                                             b Prior Monthly Period                                                 11.25%
                                             c Second Prior Monthly Period                                          10.04%

                            Three Month Average Series Adjusted Portfolio Yield                                             10.40%

                          3 Excess Spread
                                             a Current Monthly Period                                                1.42%
                                             b Prior Monthly Period                                                  2.77%
                                             c Second Prior Monthly Period                                           1.55%

                            Three Month Average Excess Spread                                                                1.91%
